Goodwill	12 Months Ended
Jul. 31, 2022
Goodwill [Abstract]
Goodwill

16. Goodwill

$
Balance as at July 31, 2020	-
Acquisition - Zenabis (Note 15)	88,189
Balance as at July 31, 2021	88,189
Acquisition - Redecan (Note 15)	275,397
Acquisition - 48North (Note 15)	11,453
Impairment	(375,039)
Balance as at July 31, 2022	-

Goodwill was recorded on the acquisition of Zenabis Brands Inc. on June 1, 2021, Redecan on August 30, 2021 (Note 15) and 48North on September 1, 2021 (Note 15) and is monitored at the company-wide level aggregated CGU level ("HEXO Corporate CGU").

On January 31, 2022, the carrying amount of the Company's total net assets significantly exceeded the Company's market capitalization. In addition, the Canadian Cannabis market experienced adverse changes, which were reflected in significant revisions to management's own forecasts of future net cash inflows and earnings from previous budgets and forecasts. As a result of these factors, management performed an indicator-based impairment test of goodwill as at January 31, 2022.

The significant assumptions in the DCF analysis were as follows:

a. Cash flows: Estimated cash flows were projected based on forecasted operating results from internal sources as well as industry and market trends. A discrete five-year period was forecasted with terminal value forecasted using the Gordon Growth Method. The growth rate will fall linearly to the terminal value, declining each year over the 5 years to a terminal exit enterprise value of x8.9. If all other assumption were held constant and the short-term growth rate in the first year was decreased by 5%, the recoverable amount would decrease by $26,931;

ii. Terminal value growth rate: Management used a 2% terminal growth rate which is based on historical and projected consumer inflation, historical and projected economic indicators, and projected industry growth. If all other assumptions were held constant and the terminal growth rate was decreased by 1%, the recoverable amount would decrease by $31,806;

iii. Post-tax discount rate: Management used a 14.3% post-tax discount rate which is reflective of an industry Weighted Average Cost of Capital ("WACC"). The WACC was estimated based on the risk-free rate, equity risk premium based on the Duff & Phelps method, and after-tax cost of debt based on select peer debt. If all other assumption were held constant and the discount rate was in increased by 1%, the recoverable amount would decrease by $28,383; and

The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

The calculation of the adjusted current market capitalization was based on the share price of the Company on January 31, 2022, adjusted for a control premium of 20%, which was estimated by reference to premiums in recent acquisitions involving control, and from data on empirical control premium studies that considered industry, pricing, background, deal size, and timing of the observed premiums. If all other assumptions were held constant, and the share price declined by 5%, the impairment loss would increase by $18,000. If all other assumptions were held constant and the control premium was decreased by 5%, the recoverable amount would decrease by $15,000.

As a result, management concluded that the carrying value of the HEXO Corporate CGU was higher than the recoverable amount, and recorded a goodwill impairment loss of $375,039, resulting in Goodwill being reduced to $nil and the HEXO Corporate CGU's carrying value falling within the recoverable amount acceptable range.

The Company's goodwill impairment loss for the year ended July 31, 2022 was $375,039 (July 31, 2021 - $nil).

At July 31, 2022, no indicators of impairment were identified for the HEXO Corporate CGU.